Unearned Revenue	6 Months Ended
Jun. 30, 2024
Unearned Revenue [Abstract]
Unearned revenue
12.	Unearned revenue

	As of June 30, 2024	As of December 31, 2023
	In thousands of USD
Unearned revenue	$849	$1,034
Total	$849	$1,034

Unearned revenue refers to the payment received from a customer before the Company transfers the related services in advance. Unearned revenue primarily consists of advanced payment received from customers for which the Company’s revenue recognition criteria have not been met. The unearned revenue will be recognized as revenue once the criteria for revenue recognition have been met. The unearned revenue amounted to $1.03 million and $1.15 million was totally recognized for the six months ended June 30, 2024 and 2023, respectively.